Exhibit 10.7

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO ITEM 601(B)(2) OF REGULATIONS S-K AS (I) NOT MATERIAL AND (II) LIKELY TO CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. THE COMPANY HEREBY UNDERTAKES TO FURNISH UNREDACTED COPIES OF THIS EXHIBIT UPON REQUEST BY THE SECURITIES AND EXCHANGE COMMISSION; PROVIDED, HOWEVER, THAT THE COMPANY MAY REQUEST CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE EXCHANGE ACT FOR SUCH UNREDACTED COPIES OF THIS EXHIBIT.

Amendment 5 to Technology License Agreement

BUSINESS CONFIDENTIAL – PROTECTED B

THIS IS AN AMENDING AGREEMENT (hereinafter referred to as the “Amendment # 5”)

BETWEEN:	NATIONAL RESEARCH COUNCIL OF CANADA	(called “NRC”)

a Departmental Corporation”

forming part of the Government of Canada, which corporation was created by Act of Parliament, R.S.C. 1985, c. N-15 whose head office address is: 1200 Montreal Road, Ottawa, Ontario K1A 0R6 Canada

Human Health Therapeutics (HHT) Research Centre located at:

6100 Royalmount Avenue, Montreal, Quebec H4P 2R2 Canada

Scientific contacts: Yves Durocher – Email: yves.durocher@cnrc-nrc.gc.ca

Business contact: Alexandre Serrano – Email: alexandre.serrano@cnrc-nrc.gc.ca

AND:	ORAGENICS, INC.	(called the “Licensee”)

a corporation under the laws of the state of Florida, the United States of America whose address is: 4902 Eisenhower Boulevard – Suite 125- Tampa, Florida, 33634, U.S.A.

Contact: Janet Huffman – Email: jhuffman@oragenics.com

(Hereinafter jointly referred to as “the Parties” and each, a “Party”)

WHEREAS the Parties entered into a Technology License Agreement signed by NRC on July 26, 2021 [NRC ref. # A-0039781], which was amended four times by virtue of written and signed amendments (together referred to as the “Original Agreement”) by which NRC granted a license for internal R&D and Commercial purposes to the Licensee.

WHEREAS the Parties agreed in Amendment 4 [NRC ref. #A-0043676] to add and include Additional Protocols and Reagents to be considered as part of the Original Agreement.

WHEREAS the NRC transferred the Additional Protocols and Reagents to the Licensee and invoiced the Additional Protocol Fees.

WHEREAS the Licensee informed the NRC that they are not willing to sustain the use of the Additional Protocols and Reagents.

WHEREAS the Parties agree to revert back to the originally agreed upon terms and conditions prior to the execution of Amendment 4.

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1.	The Original Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Original Agreement.

2.	The Parties hereby agree to remove the following definition from the Original Agreement:

1.36 “Additional Protocol” means a research protocol developed by the NRC “ELISA titer assay for quantifying Wuhan spike protein productivity” that the NRC agrees to consider part of the NRC Technology subject to the full payment of the Additional Protocol Fees.

3.	The Parties hereby agree to remove the following definition from the Original Agreement:

1.37 “Additional Protocol Fees” means a one-time payment of [***] USD paid by the Licensee to the NRC for the transfer of the Additional Protocol and a sample of Reagents.

4.	The Parties hereby agree to remove the following definition from the Original Agreement:

1.38 “Reagents” means 3mg of research grade recombinant ACE2 receptor protein and 15uL of research grade anti-SARS-CoV2 llama serum that the NRC agrees to consider part of the NRC Technology. For clarity, any additional Reagents to be requested by the Licensee shall be subject to the payment of the then applied NRC’s standard fees.

NRC INTERNAL USE: HHT – PP&A	# A-0045325 (Orig. A-0039781)	Page 1 of 2

Amendment 5 to Technology License Agreement

BUSINESS CONFIDENTIAL – PROTECTED B

5.	The Parties hereby agree to replace the definition of the NRC Technology (Section 1.13 in the Original Agreement) in its entirety with the following definition:

“NRC Technology” means the NRC inventions (not necessarily patentable), Patents, trade secrets, Know-How, copyright, biological material, designs, and/or technical information created by or on behalf of the NRC relating to the Stable Cells, and if available, NRC’s protocols, processes or methods for the production of Drug Substance.

6.	The Parties hereby agree to remove the following section from the Original Agreement:

2.6.3 Delivery of Reagents: Upon signing this Amendment #4 and the Licensee’s full payment of the Additional Protocol Fees, the NRC shall within thirty (30) days, transfer the Reagents and the Additional Protocol to the Licensee.

7.	The Parties hereby agree to remove the following section from the Original Agreement:

3.22 Additional Protocol Fees payment: Upon signing this Amendment #4, the Licensee shall within thirty (30) days, pay to the NRC the Additional Protocol Fees.

8.	The Licensee hereby agrees to return all Additional Protocols, Reagents, and all information related thereto transferred from the NRC to the Licensee and Contractor(s) under Amendment 4, to the NRC within thirty (30) days of signing Amendment # 5.

9.	The Licensee hereby confirms that the Licensee and Contractor(s) have ceased any and all use of the Additional Protocols and Reagents and shall continue to abide by the Licensee’s Obligations of Confidentiality in the Original Agreement.

10.	Upon receipt of the Additional Protocols, Reagents, and all information related thereto, the NRC hereby agrees to cancel the issued invoice for the Additional Protocol Fees.

11.	This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Agreement.

SIGNED by the Licensee at Tampa, Florida, U.S.A.

ORAGENICS, INC.

April 6, 2023

Date:
		Per:	/s/ Janet Huffman
Janet Huffman - CFO

SIGNED by NRC at Ottawa, Ontario, Canada

NATIONAL RESEARCH COUNCIL OF CANADA

Date:	April 3, 2023	Per:	/s/ Susan Twine
Susan Twine

Per:

NRC INTERNAL USE: HHT – PP&A	# A-0045325 (Orig. A-0039781)	Page 2 of 2